UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2012

NCI BUILDING SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas		77064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On September 5, 2012, NCI Building Systems, Inc. (“NCI”) issued a press release announcing NCI’s financial results for the quarter ended July 29, 2012. A copy of the press release is attached as Exhibit 99.1.

NCI’s press release includes Adjusted EBITDA, Adjusted Operating Income (Loss), Adjusted Net Loss applicable to common shares and Adjusted Loss Per Diluted Common Share which are non-GAAP financial measures. Adjusted EBITDA, Adjusted Operating Income (Loss), Adjusted Net Loss applicable to common shares and Adjusted Loss Per Diluted Common Share exclude acquisition-related costs, debt extinguishment costs, executive retirement charges, convertible preferred stock beneficial conversion feature and amendment charges, stock-based compensation costs, restructuring charges (recovery), gain on embedded derivative, asset impairments (recoveries), transaction costs, pre-acquisition contingency adjustments and unusual actuarial determined general liability self-insurance reserve adjustments. Adjusted EBITDA is calculated based on the terms contained in NCI’s term loan credit agreement. Adjusted EBITDA, Adjusted Operating Income (Loss), Adjusted Net Loss applicable to common shares and Adjusted Loss Per Diluted Common Share are measures used by management and, therefore, provided to investors to provide comparability between periods of underlying operational results. Adjusted EBITDA, Adjusted Operating Income (Loss), Adjusted Net Loss applicable to common shares and Adjusted Loss Per Diluted Common Share should not be considered in isolation or as substitutes for operating income (loss), net income (loss) or loss per common share determined in accordance with generally accepted accounting principles in the United States. The non-GAAP financial measures are included in the press release furnished hereto as Exhibit 99.1.

The information in this Item 2.02 and in Exhibit 99.1 attached to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended or the Exchange Act, except if NCI expressly states that such information is to be considered “filed” under the Exchange Act or incorporates it by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated September 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Mark E. Johnson
Name: Mark E. Johnson
Title: ExecutiveVice President, Chief Financial Officer and Treasurer

Dated: September 5, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 5, 2012.